UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 22, 2010

VOYAGER OIL & GAS, INC.

(formerly known as ante4, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2812 1st Ave N, Suite 506
Billings, MT 59101

(Address of principal executive offices, including zip code)

(406) 245-4902

(Registrant’s telephone number, including area code)

5700 Wilshire Blvd., Suite 625,

Los Angeles, California 90036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant

On April 22, 2010, the Board of Directors (the “Board”) of Voyager Oil & Gas, Inc. (the “Company”) dismissed Piercy Bowler Taylor & Kern, its independent registered public accounting firm.  On April 22, 2010, the accounting firm of Mantayla McReynolds LLC was engaged as the Company’s new independent registered public accounting firm.  The Board approved of the dismissal of Piercy Bowler Taylor & Kern and the engagement of Mantayla McReynolds LLC as its independent auditor.

During the Company’s two most recent fiscal years and through April 22, 2010, there were no disagreements with Piercy Bowler Taylor & Kern whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Piercy Bowler Taylor & Kern’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Company’s financial statements.

Piercy Bowler Taylor & Kern did not issue any audit reports on the Company’s financial statements that contained an adverse opinion or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

On April 22, 2010, the Company engaged Mantayla McReynolds LLC as its independent registered public accounting firm.  For the two most recent fiscal years and subsequent interim period, Mantayla McReynolds LLC has served as the independent registered public accounting firm for Plains Energy Investments, Inc. (“Plains”), which became a wholly-owned subsidiary of the Company pursuant to an Agreement and Plan of Merger dated April 16, 2010 between ante4, Inc., the Company’s predecessor company, Plains, and Plains Energy Acquisition, Inc.  Prior to engaging Mantayla McReynolds LLC, the Company had not consulted with Mantayla McReynolds LLC on any items concerning the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

The Company provided Piercy Bowler Taylor & Kern with the contents of this current report on Form 8-K and requested that Piercy Bowler Taylor & Kern furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report, and if not, stating the respects in which it does not agree.  The Company received a copy of this letter from Piercy Bowler Taylor & Kern, which is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits: 16.1

Letter from Piercy Bowler Taylor & Kern dated April 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2010

VOYAGER OIL & GAS, INC.

/s/ Mitch Thompson
Mitch Thompson
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

VOYAGER OIL & GAS, INC.

Date of Report:	Commission File No.:
April 22, 2010	0-50848

Exhibit No.	ITEM

16.1	Letter from Piercy Bowler Taylor & Kern dated April 27, 2010